                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

Seeks growth of capital

SCUDDER FOCUS
VALUE+GROWTH FUND

     "While the fund lost some ground during the period, the portfolio's balance between growth and value stocks, and its slight value bias, helped the fund to retain asset value better than the benchmark and its peers."

                                                      [SCUDDER INVESTMENTS LOGO]

                CONTENTS



                       3
       ECONOMIC OVERVIEW



                       5
      PERFORMANCE UPDATE



                       8
        INDUSTRY SECTORS



                       9
        LARGEST HOLDINGS



                      10
PORTFOLIO OF INVESTMENTS



                      15
    FINANCIAL STATEMENTS



                      18
    FINANCIAL HIGHLIGHTS



                      20
                NOTES TO
    FINANCIAL STATEMENTS



                      26
     SHAREHOLDER MEETING

AT A GLANCE


 SCUDDER FOCUS VALUE+GROWTH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                 SCUDDER FOCUS VALUE+GROWTH         SCUDDER FOCUS VALUE+GROWTH
SCUDDER FOCUS VALUE+GROWTH FUND CLASS A                                 FUND CLASS B                       FUND CLASS C
---------------------------------------                          --------------------------         --------------------------
-0.44                                                                      -0.89                              -0.89

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/01   11/30/00
 .........................................................
    SCUDDER FOCUS VALUE+GROWTH
    FUND CLASS A                   $14.45     $16.07
 .........................................................
    SCUDDER FOCUS VALUE+GROWTH
    FUND CLASS B                   $13.65     $15.33
 .........................................................
    SCUDDER FOCUS VALUE+GROWTH
    FUND CLASS C                   $13.62     $15.30
 .........................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, SCUDDER FOCUS VALUE+GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                  CLASS A               CLASS B               CLASS C
 ................................................................................................
    LONG-TERM CAPITAL GAIN         $1.515                $1.515                $1.515
 ................................................................................................

THIS FUND WAS NAMED KEMPER VALUE+GROWTH FUND AS OF THE DATE OF THIS REPORT; IT HAS SINCE BEEN RENAMED SCUDDER FOCUS VALUE+GROWTH FUND AS OF JUNE 11, 2001.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  SOURCE: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FU-
                           TURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           SCUDDER FOCUS VALUE+GROWTH FUND IN THE LARGE
                           GROWTH BLEND CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

BEAR MARKET The opposite of a bull market, a bear market is a prolonged period of falling prices, usually by 20 percent or more, accompanied by widespread pessimism.

BOTTOM-UP APPROACH Individual stock selection drives the bottom-up process. The overall sector allocation results from the individual stock decisions. In contrast, a top-down approach begins with a determination of how much should be invested in each market sector. Stocks are then selected to meet the predetermined sector allocations.

DISCOUNT (TO THE MARKET) A price-to-earnings (P/E) ratio lower than that of the Standard & Poor's 500.

RECESSION A period of general economic decline marked specifically by a decline in gross domestic product for two or more consecutive quarters.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE

[HALL PHOTO]
LEAD PORTFOLIO MANAGER DONALD HALL JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1982. HE IS A CHARTERED FINANCIAL ANALYST.

HALL IS SUPPORTED BY ZURICH SCUDDER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS THROUGHOUT THE UNITED STATES AND ABROAD.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE DEEMED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

REVERSING A TREND OF SEVERAL YEARS, VALUE STOCKS OUTPERFORMED THEIR GROWTH COUNTERPARTS DURING THE SIX MONTHS ENDED MAY 31, 2001. THE SHIFT REFLECTED INVESTORS' RENEWED PRICE CONSCIOUSNESS AND RE-EMPHASIS ON COMPANY FUNDAMENTALS. LEAD PORTFOLIO MANAGER DON HALL TELLS HOW SCUDDER FOCUS VALUE+GROWTH FUND'S FLEXIBILITY HELPED KEEP IT NIMBLE IN AN EXTRAORDINARILY FICKLE MARKET.

Q WILL YOU PROVIDE AN OVERVIEW OF MARKET CONDITIONS DURING THE PERIOD?

A During the semiannual period, the U.S. economy created a tense investment environment. The period began as the year 2000 was ending. Anxious investors, already wearied by sustained and unprecedented levels of stock market volatility, faced fears of recession (see Terms To Know, on page 2). Against a backdrop of slower-than-expected economic growth and disappointing corporate earnings, investors moved further away from high-valuation/high-expectation names and industry sectors, including technology, media and telecommunications. They turned instead to more traditionally defensive, value-oriented names and industry sectors, including health care and finance.

  In a dramatic reversal of its policy, the Federal Reserve cut short-term interest rates shortly after the New Year in an aggressive attempt to stimulate the stagnant economy. The Fed was widely criticized, nevertheless, for reacting too late. Many believed that an extended economic downturn would be unavoidable. Despite a successive cut in rates, investors began a broad market sell-off that in the end left few sectors untouched.

  The Fed's unexpected April move to reduce rates a third time caused a flurry of stock market activity. Many stocks in technology and other typically growth sectors that had been driven down substantially bounced on the news. The rally was, however, short-lived. By the period's end in May, the market appeared to be entrenched in a correction and consolidation phase, shaking out the excesses and seeking some measure of equilibrium.

Q HOW DID SCUDDER FOCUS VALUE+GROWTH FUND PERFORM IN THIS MARKET
ENVIRONMENT?

A The market was broader than it has been in the past, meaning that there was a wider berth of stocks and industry sectors in favor at a given time. But at the same time, there was seemingly little investor conviction. The market was rotational, which means that stocks and industry sectors fell into and out of favor very quickly. In the end, investors' growing risk aversion and focus on the bottom line resulted in the vast outperformance of value over growth stocks for the first time in several years.

  While the fund lost some ground during the period, the portfolio's balance between growth and value stocks, and its slight value bias, helped the fund to retain asset value better than the benchmark and its peers. For the six months ended May 31, 2001, Scudder Focus Value+Growth Fund Class A shares (unadjusted for sales charges) slipped 0.44 percent. This compares with the Standard & Poor's 500, which lost 3.90 percent, and the Lipper Large-Cap Core Funds

PERFORMANCE UPDATE

category* average, which was down 4.76 percent.

* LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Q WERE THERE HOLDINGS THAT PERFORMED ESPECIALLY WELL DURING THE PERIOD?

A Canadian rails, Canadian Pacific and Canadian National, Lehman Brothers, Lowe's Companies and Bank of America all were strong performers. But Microsoft, our largest holding, made the greatest positive impact. In December 2000, for the first time in memory, Microsoft was selling at a discount to the market (see Terms To Know, on page 2). While the company's earnings were not accelerating, they were certainly robust relative to the sector. In our opinion, the stock price had been driven down by what we believed to be investor overreaction to protracted antitrust litigation and the failure of the government to reach a resolution. Further, our analysis showed the company to be well positioned to expand sales and earnings. We gladly took advantage of an opportunity to increase our holdings at that time.

  The cloud of litigation that has hung over the company has lifted somewhat. Most people believe, as we do, that Microsoft will win its appeal. In addition, although you count on a company like Microsoft to continually introduce new products, the launch announced for this fall of Microsoft XP has generated a buzz. It's possible that the new application will prompt another software and microprocessor upgrade cycle.

  Perhaps most compelling, however, is that Microsoft is likely to actually benefit from the dot-com debacle. The company can come in and mop up the carnage and come out an even bigger player on the Internet and solidify its position as the dominant force in operating systems.

Q WERE THERE ANY DISAPPOINTMENTS?

A Not all of our high-profile technology stocks were strong performers. Our greatest disappointment was Cisco Systems. The company's chief executive officer, John Chambers, has said that Cisco's was the quickest downturn of any major company in history. Afflicted by the global drop in demand for technology products, the company slipped more than 60 percent in just six months. Because Cisco had been the fund's largest holding, its turnabout caused a significant drag on fund performance.

Q SCUDDER FOCUS VALUE+GROWTH MODIFIED ITS INVESTMENT STRATEGY AND CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM IN JUNE. WILL YOU TELL US ABOUT THESE CHANGES?

A I will be leaving Zurich Scudder Investments, Inc. at the end of June to pursue another opportunity. As of June 11, 2001, Kemper Value+Growth Fund officially changed its name to Scudder Focus Value+Growth Fund and, to some extent, will change its investment process.

  According to the fund's objective, which will remain the same, the new managers will continue to seek growth of capital through a portfolio of value and growth stocks. The fund's value and growth "sleeves," however, will be managed separately by investment specialists who focus on one asset class or the other. Each will bring his or her particularly focused expertise to the management process.

  The fund's value sleeve will continue to be managed by Zurich Scudder Investments, Inc.'s Lois Roman and Jonathan Lee. Roman is a managing director and a member of the Global Equity Group. She has more than 13 years of experience as an equity research analyst and portfolio manager. Lee is a vice president of the firm and also a member of the Global Equity Group. He began his career in the investment industry in 1990. Together they will seek to identify stocks that are priced below their perceived worth, based on company fundamentals, and that have strong potential to rise.

  Spiros "Sig" Segalas and Kathleen McCarragher of Jennison Associates, L.L.C., will manage the fund's growth sleeve. The firm was founded in 1969 for the purpose of providing investment advice on domestic, large-capitalization growth stocks. Segalas is president and chief investment officer of Jennison Associates. A founding member of the firm, Segalas began his career in finance in 1960. McCarragher is a director and executive vice president with the firm. She has more than 20 years' experience as an equity research analyst and portfolio manager. Together they will employ a bottom-up approach (see Terms To Know, on page 2), utilizing original fundamental research, to select companies and industry sectors that offer the best long-term growth potential.

  To make the most of the managers' expertise, the fund will become more concentrated. The number of holdings in each sleeve will be

PERFORMANCE UPDATE

limited to between 15 and 30 of the managers' best ideas. The ability to tilt the style weightings will be eliminated and the portfolio will be evenly split between value and growth holdings. It will be rebalanced periodically to maintain equal allocations.

Q ARE THERE TAX CONSEQUENCES TO THESE CHANGES?

A The new management team, tax accounting professionals and operations staff have been working together to minimize the tax consequences of these changes. The fund has the ability to offset gains with losses, and with the market's recent volatility, the managers should be able to use this strategy to their advantage.

Q WHAT'S YOUR NEAR-TERM OUTLOOK FOR INVESTING?

A Although the past does not necessarily predict the future, history has shown that a series of interest-rate cuts has signaled the end of every bear-market (see Terms To Know, on page 2) cycle since the Great Depression. We believe the Fed's accommodative policy will achieve traction, effectively stimulating growth and helping to steady the markets.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 2001, AND NOVEMBER 30, 2000.
[BAR GRAPH]

                                                                 SCUDDER FOCUS VALUE+GROWTH         SCUDDER FOCUS VALUE+GROWTH
                                                                      FUND ON 5/31/01                    FUND ON 11/30/00
                                                                 --------------------------         --------------------------
Financials                                                                  22.7                               20.7
Technology                                                                  18.8                               17.9
Consumer nondurables                                                        13.1                                5.2
Health care                                                                 11.6                               11.6
Energy                                                                      10.5                               11.8
Capital goods                                                                9.5                               11.7
Communication services                                                       6.6                               12.1
Transportation                                                                 4                                2.5
Basic materials                                                              1.6                                3.9
Utilities                                                                    1.6                                2.6

A COMPARISON WITH THE S&P 500 STOCK INDEX+
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF SCUDDER FOCUS VALUE+GROWTH FUND REPRESENTED ON MAY 31, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                                 SCUDDER FOCUS VALUE+GROWTH
                                                                      FUND ON 5/31/01                S&P 500 INDEX ON 5/31/01
                                                                 --------------------------          ------------------------
Finance                                                                     22.7                               17.1
Technology                                                                  18.8                               19.6
Consumer nondurables                                                        13.1                               21.4
Health care                                                                 11.6                               12.6
Energy                                                                      10.5                                6.8
Capital goods                                                                9.5                                9.5
Communication services                                                       6.6                                5.8
Transportation                                                                4.                                0.7
Utilities                                                                    1.6                                3.9
Basic materials                                                              1.6                                2.6

* PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

+ THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE
  U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 25.5 percent of the fund's total investment portfolio on May 31,
2001

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          MICROSOFT                     Developer of computer software.        4.1%
--------------------------------------------------------------------------------------
2.          CITIGROUP                     Provider of diversified financial      3.7%
                                          services.
--------------------------------------------------------------------------------------
3.          PFIZER                        Manufacturer of prescription           3.1%
                                          pharmaceuticals and
                                          nonprescription self medications.
--------------------------------------------------------------------------------------
4.          VERIZON                       Provider of telecommunication          2.8%
            COMMUNICATIONS                services.
--------------------------------------------------------------------------------------
5.          ROYAL DUTCH                   Provider of oil internationally.       2.5%
            PETROLEUM
--------------------------------------------------------------------------------------
6.          TYCO INTERNATIONAL            Manufacturer of electronic             2.3%
                                          components.
--------------------------------------------------------------------------------------
7.          EXXON MOBILE                  Provider of oil internationally.       2.1%
--------------------------------------------------------------------------------------
8.          PHILLIPS PETROLEUM            Explorer of petroleum products.        1.7%
--------------------------------------------------------------------------------------
9.          PROVIDIAN FINANCIAL           Provider of insurance and              1.6%
                                          financial services.
--------------------------------------------------------------------------------------
10.         CHEVRON                       Provider of energy                     1.6%
                                          internationally.
--------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER FOCUS VALUE+GROWTH FUND
Portfolio of Investments at May 31, 2001 (Unaudited)

    CASH EQUIVALENTS--3.0%                                                                   SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Zurich Scudder Cash Management QP Trust,
                                             3.96% (Cost $4,472,326)(b)                     4,472,326   $  4,472,326
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--97.0%
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--7.7%
      CELLULAR TELEPHONE--1.7%
                                             AT&T Wireless Group*                              57,152      1,023,028
                                             Nokia Oyj (ADR)                                   43,600      1,274,864
                                             Vodafone Group PLC (ADR)                          10,000        258,900
                                             ---------------------------------------------------------------------------
                                                                                                           2,556,792

      TELEPHONE/
      COMMUNICATIONS--6.0%
                                             BellSouth Corp.                                   11,300        465,899
                                             JDS Uniphase Corp.*                               13,300        222,243
                                             Nortel Networks Corp.                             32,100        427,893
                                             Qwest Communications International, Inc.          44,900      1,649,626
                                             SBC Communications, Inc.                          30,500      1,313,025
                                             Verizon Communications                            76,180      4,178,473
                                             WorldCom, Inc.*                                   43,950        784,068
                                             ---------------------------------------------------------------------------
                                                                                                           9,041,227
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--2.6%
      DEPARTMENT & CHAIN STORES
                                             Home Depot, Inc.                                  26,950      1,328,366
                                             Lowe's Companies, Inc.                             8,000        556,240
                                             Wal-Mart Stores, Inc.                             38,300      1,982,025
                                             ---------------------------------------------------------------------------
                                                                                                           3,866,631
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--4.0%
      ALCOHOL & TOBACCO--1.2%
                                             Anheuser-Busch Companies, Inc.                    12,600        554,400
                                             Philip Morris Companies, Inc.                     14,500        745,445
                                             UST, Inc.                                         16,500        481,140
                                             ---------------------------------------------------------------------------
                                                                                                           1,780,985

      FOOD & BEVERAGE--1.7%
                                             Coca-Cola Co.                                      9,600        455,040
                                             Kroger Co.*                                       38,100        950,214
                                             PepsiCo, Inc.                                     16,200        725,112
                                             Safeway, Inc.*                                     8,700        440,655
                                             ---------------------------------------------------------------------------
                                                                                                           2,571,021

      PACKAGE GOODS/
      COSMETICS--1.1%
                                             Kimberly-Clark Corp.                              16,200        979,290
                                             Procter & Gamble Co.                              11,000        706,640
                                             ---------------------------------------------------------------------------
                                                                                                           1,685,930
------------------------------------------------------------------------------------------------------------------------

    DURABLES--4.6%
      AEROSPACE--3.0%
                                             Boeing Co.                                        26,400      1,660,296
                                             Lockheed Martin Corp.                             23,200        888,328
                                             Rockwell International Corp.                      17,900        841,300
                                             United Technologies Corp.                         14,282      1,189,833
                                             ---------------------------------------------------------------------------
                                                                                                           4,579,757

      AUTOMOBILES--0.7%
                                             Eaton Corp.                                        6,000        469,200
                                             Ford Motor Co.                                    26,500        645,275
                                             ---------------------------------------------------------------------------
                                                                                                           1,114,475

      TELECOMMUNICATIONS
      EQUIPMENT--0.9%
                                             Lucent Technologies, Inc.                         25,310        199,443
                                             Polycom, Inc.*                                    26,900        667,120
                                             Tellabs, Inc.*                                    12,600        428,526
                                             ---------------------------------------------------------------------------
                                                                                                           1,295,089

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

    ENERGY--10.5%
      OIL & GAS
      PRODUCTION--6.4%
                                             Anadarko Petroleum Corp.                          14,000   $    876,540
                                             Burlington Resources, Inc.                        10,100        493,890
                                             Exxon Mobil Corp.                                 36,141      3,207,514
                                             Imperial Oil Ltd.                                 36,000        965,854
                                             Royal Dutch Petroleum Co. (New York shares)       60,900      3,713,682
                                             Texaco, Inc.                                       2,200        157,080
                                             The Montana Power Co.*                            11,000        140,800
                                             ---------------------------------------------------------------------------
                                                                                                           9,555,360

      OIL COMPANIES--4.1%
                                             Chevron Corp.                                     25,000      2,401,250
                                             Phillips Petroleum Co.                            39,400      2,550,756
                                             Repsol SA (ADR)                                   66,800      1,208,412
                                             ---------------------------------------------------------------------------
                                                                                                           6,160,418
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--19.9%
      BANKS--5.1%
                                             ABN AMRO Holding NV (ADR)                         61,000      1,175,470
                                             Bank of America Corp.                             14,731        872,812
                                             Fifth Third Bancorp                               12,600        741,762
                                             FleetBoston Financial Corp.                       44,900      1,867,391
                                             J.P. Morgan Chase & Co.                           32,020      1,573,783
                                             KeyCorp                                           14,100        335,298
                                             Washington Mutual, Inc.                           30,150      1,073,943
                                             ---------------------------------------------------------------------------
                                                                                                           7,640,459

      CONSUMER FINANCE--4.7%
                                             Citigroup, Inc.                                  107,981      5,534,026
                                             Household International, Inc.                     22,500      1,477,350
                                             ---------------------------------------------------------------------------
                                                                                                           7,011,376

      INSURANCE--7.0%
                                             AFLAC, Inc.                                        8,200        265,926
                                             AMBAC Financial Group, Inc.                       17,350        972,468
                                             American General Corp.                             6,300        284,949
                                             American International Group, Inc.                16,800      1,360,800
                                             Cigna Corp.                                        7,100        670,737
                                             Hartford Financial Services Group, Inc.            2,300        155,710
                                             Lincoln National Corp.                             6,100        300,364
                                             MBIA, Inc.                                         9,600        506,400
                                             MetLife, Inc.*                                    30,900        984,165
                                             Nationwide Financial Services, Inc. "A"           24,000      1,061,280
                                             PMI Group, Inc.                                    5,100        355,980
                                             Providian Financial Corp.                         43,000      2,440,680
                                             Torchmark Corp.                                   13,100        496,752
                                             XL Capital Ltd. "A"                                8,453        672,014
                                             ---------------------------------------------------------------------------
                                                                                                          10,528,225

      OTHER FINANCIAL
      COMPANIES--3.1%
                                             CIT Group, Inc.                                   19,600        778,120
                                             Federal Home Loan Mortgage Corp.                  14,800        979,760
                                             Federal National Mortgage Association             15,200      1,253,088
                                             Marsh & McLennan Companies, Inc.                   9,100        954,590
                                             USA Education, Inc.                                9,100        638,001
                                             ---------------------------------------------------------------------------
                                                                                                           4,603,559
------------------------------------------------------------------------------------------------------------------------

    HEALTH--10.9%
      BIOTECHNOLOGY--0.2%
                                             Amgen, Inc.*                                       4,000        265,520
                                             ---------------------------------------------------------------------------

      HOSPITAL
      MANAGEMENT--1.9%
                                             HCA-The Healthcare Corp.                          19,100        770,494
                                             Tenet Healthcare Corp.                            21,000        955,290
                                             UnitedHealth Group, Inc.                          19,000      1,092,500
                                             ---------------------------------------------------------------------------
                                                                                                           2,818,284

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      MEDICAL SUPPLY &
      SPECIALTY--0.7%
                                             Applera Corp. -- Applied Biosystems Group          4,400   $    135,344
                                             Baxter International, Inc.                        17,800        878,964
                                             ---------------------------------------------------------------------------
                                                                                                           1,014,308

      PHARMACEUTICALS--8.1%
                                             Abbott Laboratories                               25,200      1,309,896
                                             American Home Products Corp.                      14,800        936,840
                                             Bristol-Myers Squibb Co.                          30,200      1,638,048
                                             Eli Lilly & Co.                                   12,000      1,016,400
                                             Johnson & Johnson, Inc.                            9,900        959,805
                                             Merck & Co., Inc.                                 18,700      1,364,913
                                             Pfizer, Inc.                                     108,275      4,643,915
                                             Schering-Plough Corp.                              8,900        373,355
                                             ---------------------------------------------------------------------------
                                                                                                          12,243,172
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--8.0%
      DIVERSIFIED
      MANUFACTURING--5.7%
                                             Canadian Pacific Ltd. (Ord.)                      42,300      1,747,300
                                             Cooper Industries, Inc.                           23,100        878,493
                                             General Electric Co.                              46,300      2,268,700
                                             Koninklijke (Royal) Philips Electronics N.V.
                                               (New York shares)                                8,924        247,195
                                             Tyco International Ltd.                           59,018      3,390,584
                                             ---------------------------------------------------------------------------
                                                                                                           8,532,272

      ELECTRICAL PRODUCTS--0.2%
                                             Emerson Electric Co.                               5,000        338,550
                                             ---------------------------------------------------------------------------

      INDUSTRIAL SPECIALTY--0.5%
                                             Corning, Inc.                                     14,100        266,772
                                             QUALCOMM, Inc.*                                    8,400        510,216
                                             ---------------------------------------------------------------------------
                                                                                                             776,988

      MACHINERY/ COMPONENTS/
      CONTROLS--0.3%
                                             Parker-Hannifin Corp.                              8,800        425,128
                                             ---------------------------------------------------------------------------

      SPECIALTY CHEMICALS--1.3%
                                             Air Products and Chemicals, Inc.                  12,600        589,302
                                             Syngenta AG (ADR)*                               132,900      1,329,000
                                             ---------------------------------------------------------------------------
                                                                                                           1,918,302
------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.9%
      ADVERTISING--2.4%
                                             Interpublic Group of Companies, Inc.              40,500      1,487,970
                                             Omnicom Group, Inc.                               10,100        940,108
                                             True North Communications, Inc.                   26,700      1,108,050
                                             ---------------------------------------------------------------------------
                                                                                                           3,536,128

      BROADCASTING &
      ENTERTAINMENT--2.3%
                                             AOL Time Warner, Inc.*                            43,100      2,251,113
                                             Gemstar-TV Guide International, Inc.*             15,685        570,463
                                             Viacom, Inc. "B"*                                 11,700        674,388
                                             ---------------------------------------------------------------------------
                                                                                                           3,495,964

      PRINT MEDIA--0.2%
                                             Gannett Co., Inc.                                  5,600        371,168
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    METALS & MINERALS--0.3%

      STEEL & METALS
                                             Alcoa, Inc.                                       10,200        440,130
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--5.0%
      EDP SERVICES--1.2%
                                             Automatic Data Processing, Inc.                    8,200        440,668
                                             Electronic Data Systems Corp.                     10,500        643,125
                                             First Data Corp.                                  10,900        715,149
                                             ---------------------------------------------------------------------------
                                                                                                           1,798,942

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      INVESTMENT--3.1%
                                             Charles Schwab Corp.                               9,300   $    174,840
                                             Goldman Sachs Group, Inc.                          4,700        446,970
                                             Lehman Brothers Holdings, Inc.                    11,100        794,871
                                             Merrill Lynch & Co., Inc.                         17,200      1,117,484
                                             Morgan Stanley Dean Witter & Co.                  32,100      2,086,821
                                             ---------------------------------------------------------------------------
                                                                                                           4,620,986

      MISCELLANEOUS COMMERCIAL
      SERVICES--0.7%
                                             Metris Companies, Inc.                                 3             90
                                             Sysco Corp.                                       35,800      1,064,334
                                             ---------------------------------------------------------------------------
                                                                                                           1,064,424
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--14.4%
      COMPUTER SOFTWARE--5.5%
                                             Computer Associates International, Inc.           17,700        501,972
                                             McData Corp. "A"*                                    979         24,827
                                             Microsoft Corp.*                                  88,100      6,094,758
                                             Oracle Corp.*                                     81,200      1,242,360
                                             Rational Software Corp.                           14,000        337,400
                                             ---------------------------------------------------------------------------
                                                                                                           8,201,317

      DIVERSE ELECTRONIC
      PRODUCTS--1.9%
                                             Agilent Technologies, Inc.*                        3,013        101,056
                                             Applied Materials, Inc.*                          16,000        798,880
                                             Dell Computer Corp.*                              34,900        850,164
                                             General Motors Corp. "H"*                          7,362        175,952
                                             Motorola, Inc.                                    33,500        492,450
                                             Solectron Corp.*                                  17,700        381,789
                                             ---------------------------------------------------------------------------
                                                                                                           2,800,291

      EDP PERIPHERALS--0.5%
                                             EMC Corp.*                                        26,600        840,560
                                             ---------------------------------------------------------------------------

      ELECTRONIC COMPONENTS/
      DISTRIBUTORS--1.5%
                                             Cisco Systems, Inc.*                             104,600      2,014,596
                                             Vishay Intertechnology, Inc.*                      9,100        187,460
                                             ---------------------------------------------------------------------------
                                                                                                           2,202,056

      ELECTRONIC DATA
      PROCESSING--2.0%
                                             Apple Computer, Inc.*                             13,700        273,315
                                             Compaq Computer Corp.                             45,900        733,941
                                             Hewlett-Packard Co.                               15,800        463,256
                                             International Business Machines Corp.              6,000        670,800
                                             Sun Microsystems, Inc.*                           48,800        803,736
                                             ---------------------------------------------------------------------------
                                                                                                           2,945,048

      MILITARY ELECTRONICS--0.4%
                                             General Dynamics Corp.                             8,800        682,176
                                             ---------------------------------------------------------------------------

      SEMICONDUCTORS--2.6%
                                             Axcelis Technologies, Inc.*                        7,074        105,120
                                             Intel Corp.                                       83,000      2,241,830
                                             Maxim Integrated Products, Inc.*                   7,900        403,058
                                             QLogic Corp.*                                      8,200        418,282
                                             Texas Instruments, Inc.                           14,600        498,152
                                             Vitesse Semiconductor Corp.*                       9,300        229,803
                                             ---------------------------------------------------------------------------
                                                                                                           3,896,245
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.8%
      AIRLINES--1.0%
                                             Delta Air Lines, Inc.                             32,400      1,542,888
                                             ---------------------------------------------------------------------------

      RAILROADS--1.8%
                                             Burlington Northern Santa Fe Corp.                23,700        736,359
                                             Canadian National Railway Co.                     48,700      1,953,385
                                             ---------------------------------------------------------------------------
                                                                                                           2,689,744

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.4%
      ELECTRIC UTILITIES
                                             DPL, Inc.                                         14,300   $    411,840
                                             Exelon Corp.                                      10,037        680,709
                                             Mirant Corp.*                                     10,298        404,712
                                             Southern Co.                                      25,900        609,683
                                             ---------------------------------------------------------------------------
                                                                                                           2,106,944
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $136,743,669)                                         145,558,839
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $141,215,995)(a)                                     $150,031,165
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing securities.

(a) The cost for federal income tax purposes was $141,215,995. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $8,815,170. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,782,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,967,019.

(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of May 31, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (cost $141,215,995)         $150,031,165
----------------------------------------------------------------------------
Dividends receivable                                                 232,747
----------------------------------------------------------------------------
Interest receivable                                                   13,805
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      105,989
----------------------------------------------------------------------------
Foreign taxes recoverable                                              9,294
----------------------------------------------------------------------------
Other assets                                                           1,375
----------------------------------------------------------------------------
TOTAL ASSETS                                                     150,394,375
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     183,798
----------------------------------------------------------------------------
Accrued management fee                                                88,907
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   14,029
----------------------------------------------------------------------------
Accrued reorganization costs                                          37,585
----------------------------------------------------------------------------
Other accrued expenses and payables                                  223,748
----------------------------------------------------------------------------
Total liabilities                                                    548,067
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $149,846,308
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $   (305,960)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          8,815,170
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                                 699,403
----------------------------------------------------------------------------
Paid-in capital                                                  140,637,695
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $149,846,308
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($74,511,923 / 5,155,928 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $14.45
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $14.45)              $15.33
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($64,108,101 /
  4,695,633 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $13.65
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,226,284 /
  824,416 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $13.62
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $21,969)            $   894,095
---------------------------------------------------------------------------
Interest                                                            195,044
---------------------------------------------------------------------------
Total income                                                      1,089,139
---------------------------------------------------------------------------
Expenses:
Management fee                                                      541,355
---------------------------------------------------------------------------
Services to shareholders                                            292,376
---------------------------------------------------------------------------
Custodian fees                                                        5,054
---------------------------------------------------------------------------
Distribution services fees                                          284,052
---------------------------------------------------------------------------
Administrative services fees                                        187,970
---------------------------------------------------------------------------
Auditing                                                             10,974
---------------------------------------------------------------------------
Legal                                                                 7,266
---------------------------------------------------------------------------
Trustees' fees and expenses                                           9,277
---------------------------------------------------------------------------
Reports to shareholders                                              28,452
---------------------------------------------------------------------------
Registration fees                                                    20,044
---------------------------------------------------------------------------
Other                                                                10,350
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,397,170
---------------------------------------------------------------------------
Expenses reductions                                                  (2,071)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,395,099
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (305,960)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                         872,694
---------------------------------------------------------------------------
Foreign currency related transactions                                   (74)
---------------------------------------------------------------------------
                                                                    872,620
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (1,745,534)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (872,914)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(1,178,874)
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED         YEAR ENDED
                                                                MAY 31, 2001    NOVEMBER 30,
                                                                (UNAUDITED)         2000
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $  (305,960)     (1,009,156)
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 872,620      15,699,250
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (1,745,534)    (15,975,074)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (1,178,874)     (1,284,980)
--------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
Class A                                                          (7,240,873)    (10,957,607)
--------------------------------------------------------------------------------------------
Class B                                                          (6,641,768)     (9,571,026)
--------------------------------------------------------------------------------------------
Class C                                                          (1,052,611)     (1,288,692)
--------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        16,964,897      67,117,202
--------------------------------------------------------------------------------------------
Reinvestment of distributions                                    14,319,320      20,734,164
--------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (20,533,993)    (82,932,250)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     10,750,224       4,919,116
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (5,363,902)    (18,183,189)
--------------------------------------------------------------------------------------------
NET ASSETS BEGINNING OF PERIOD                                  155,210,210     173,393,399
--------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $305,960 as of May 31, 2001)                 $149,846,308    155,210,210
--------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                        YEAR ENDED NOVEMBER 30,
                                           MAY 31, 2001   -------------------------------------------------------
                                           (UNAUDITED)     2000         1999         1998      1997     1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $16.07        18.30        15.82       14.62     12.95     10.02
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      --(a)      (.03)(a)      .03(a)      .01       .02       .05
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                      (.10)         .04         2.68        1.69      2.48      2.88
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                (.10)         .01         2.71        1.70      2.50      2.93
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                   (1.52)       (2.24)        (.23)       (.50)     (.83)       --
-----------------------------------------------------------------------------------------------------------------
Total distributions                            (1.52)       (2.24)        (.23)       (.50)     (.83)       --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $14.45        16.07        18.30       15.82     14.62     12.95
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)                            (.44)(b)**    (.96)      17.42(b)    12.06     20.83     29.24(b)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ in
millions)                                         75           76           90          77        52        20
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.43*        1.51(d)      1.42        1.42      1.41      1.59
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  1.43*        1.50(d)      1.41        1.42      1.41      1.47
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        .05*        (.16)        (.15)        .22       .35       .43
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       34*          43          105          92        56        82
-----------------------------------------------------------------------------------------------------------------

                                                                              CLASS B
                                           -----------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                           YEAR ENDED NOVEMBER 30,
                                           MAY 31, 2001   --------------------------------------------------------------
                                           (UNAUDITED)     2000         1999         1998         1997         1996
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $15.33        17.68        15.40        14.37        12.83        10.02
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    (.06)(a)     (.16)(a)     (.10)(a)     (.07)        (.07)        (.04)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transaction                       (.10)         .05         2.61         1.60         2.44         2.85
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (.16)        (.11)        2.51         1.53         2.37         2.81
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                   (1.52)       (2.24)        (.23)        (.50)        (.83)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                            (1.52)       (2.24)        (.23)        (.50)        (.83)          --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $13.65        15.33        17.68        15.40        14.37        12.83
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)                            (.89)(b)**   (1.75)      16.58(b)     11.06(b)     19.96(b)     28.04(b)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ in
  millions)                                       64           68           74           62           43           18
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  2.27*        2.35(d)      2.31         2.38         2.32         2.44
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  2.27*        2.34(d)      2.19         2.27         2.27         2.27
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (.79)*       (.99)        (.93)        (.63)        (.51)        (.37)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       34*          43          105           92           56           82
------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                               CLASS C
                                                 -------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                        YEAR ENDED NOVEMBER 30,
                                                 MAY 31, 2001      -------------------------------------------------
                                                 (UNAUDITED)        2000         1999         1998         1997
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $15.30          17.68        15.40        14.37        12.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           (.06)(a)       (.20)(a)     (.11)(a)     (.04)        (.05)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investment
transactions                                           (.10)           .06         2.62         1.57         2.41
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (.16)          (.14)        2.51         1.53         2.36
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions         (1.52)         (2.24)        (.23)        (.50)        (.83)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                   (1.52)         (2.24)        (.23)        (.50)        (.83)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.62          15.30        17.68        15.40        14.37
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)                                   (.89)(b)**    (1.94)       16.58(b)     11.06(b)     19.86(b)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ in millions)              11             11            9            6            3
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.36*          2.56(d)      2.68         2.16         2.15
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.36*          2.55(d)      2.14         2.16         2.15
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.88)*        (1.17)        (.88)        (.52)        (.39)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              34*            43          105           92           56
--------------------------------------------------------------------------------------------------------------------

                                                     CLASS C
                                                 ---------------
                                                 YEAR ENDED
                                                  NOVEMBER
                                                    30,
                                                 ----------
                                                  1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------
Net asset value, beginning of period               10.01
-----------------------------------------------
Income from investment operations:
Net investment income (loss)                        (.04)
-----------------------------------------------
Net realized and unrealized gain on investment
transactions                                        2.87
-----------------------------------------------
Total from investment operations                    2.83
-----------------------------------------------
Less distributions from:
Net realized gains on investment transactions         --
-----------------------------------------------
Total distributions                                   --
-----------------------------------------------
Net asset value, end of period                     12.84
-----------------------------------------------
TOTAL RETURN (%) (c)                               28.27(b)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL D
-----------------------------------------------
Net assets at end of period ($ in millions)            1
-----------------------------------------------
Ratio of expenses before expense reductions (%)     2.22
-----------------------------------------------
Ratio of expenses after expense reductions (%)      2.22
-----------------------------------------------
Ratio of net investment income (loss) (%)           (.32)
-----------------------------------------------
Portfolio turnover rate (%)                           82
-----------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of sales charges.
(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.48%, 2.30% and 2.50% for Class A, Class B and Class C, respectively and after expense reductions were 1.47%, 2.29% and 2.49% for Class A, Class B and Class C, respectively.
 * Annualized.
** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Focus Value+Growth Fund (the "Fund"),
                             formerly Kemper Value+Growth Fund, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     For the six months ended, May 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $24,736,775
                             Proceeds from sales                      30,665,945

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $541,355 for the six months ended May 31, 2001, which is equivalent to an annualized effective rate of .72% of the Fund's average daily net assets.

                             Effective June 11, 2001, Jennison Associates will serve as sub-advisor for the growth portion of the Fund with respect to the investment and reinvestment of assets in the Fund, and is paid by ZSI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commission retained

NOTES TO FINANCIAL STATEMENTS

                             by SDI in connection with the distribution of Class A shares for the six months ended May 31, 2001 are $7,516.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended May 31, 2001 are $337,164 of which $47,174 is unpaid at May 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended May 31, 2001 are $187,970 of which $31,019 is unpaid at May 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $246,990 for the six months ended May 31, 2001, of which $92,731 is unpaid at May 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of the Advisor. For the six months ended May 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $9,277 to independent trustees.

                             ZURICH SCUDDER CASH MANAGEMENT QP TRUST. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust does not pay the management fee for the Fund's investment in the Trust. Distributions from the Trust to the Fund for the six months ended May 31, 2001, totaled $13,805 and are reflected as dividend income on the statement of operations.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                      SIX MONTHS
                                                                        ENDED                           YEAR ENDED
                                                                     MAY 31, 2001                    NOVEMBER 30, 2000
                                                              --------------------------       -----------------------------
                                                               SHARES          AMOUNT            SHARES            AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------------
                                        Class A                545,624       $ 8,023,975        2,313,217       $ 41,033,931
                                       -------------------------------------------------------------------------------------
                                        Class B                438,937         6,078,411        1,086,195         18,133,594
                                       -------------------------------------------------------------------------------------
                                        Class C                154,265         2,114,348          381,749          6,372,259
                                       -------------------------------------------------------------------------------------
                                       SHARES ISSUED ON REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------------
                                        Class A                493,089         6,992,009          583,446         10,477,077
                                       -------------------------------------------------------------------------------------
                                        Class B                471,334         6,340,169          525,114          9,066,496
                                       -------------------------------------------------------------------------------------
                                        Class C                 73,570           987,142           68,857          1,190,591
                                       -------------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------------
                                        Class A               (693,095)       (9,956,910)      (3,138,588)       (55,344,217)
                                       -------------------------------------------------------------------------------------
                                        Class B               (583,576)       (8,136,123)      (1,294,559)       (21,580,879)
                                       -------------------------------------------------------------------------------------
                                        Class C               (118,975)       (1,692,797)        (265,568)        (4,429,736)
                                       -------------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------------
                                        Class A                 58,033           748,163           95,522          1,577,418
                                       -------------------------------------------------------------------------------------
                                        Class B                (61,161)         (748,163)         (91,603)        (1,577,418)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $10,750,224                        $  4,919,116
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended, the Fund's custodian and transfer agent fees were reduced by $556 and $1,515, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF
     CREDIT The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine the two fund families in response to changing industry conditions and investor needs.
                             The program proposes to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain
                             Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 24, 2001, for Scudder-Focus Value+Growth Fund. Shareholders were asked to vote on four issues: election of members to the Board of Trustees, to approve a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company, to approve a new subadvisory agreement for the Fund between ZSI and Jennison Associates LLC and to ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the Fund's current fiscal year.

1) Election of Trustees (effective July 1, 2001)

                               Affirmative    Withhold
      John W. Ballantine       5,516,396      126,837
      Lewis A. Burnham         5,516,176      127,057
      Mark S. Casady           5,515,939      127,293
      Linda C. Coughlin        5,516,158      127,075
      Donald L. Dunaway        5,516,176      127,057
      James R. Edgar           5,514,918      128,314
      William F. Glavin        5,515,528      127,704
      Robert B. Hoffman        5,513,247      129,986
      Shirley D. Peterson      5,512,684      130,549
      Fred B. Renwick          5,515,568      127,664
      William P. Sommers       5,513,247      129,986
      John Weithers            5,516,176      127,057

2) To approve a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company.

                                        Broker
      Affirmative  Against   Abstain   Non-Votes
      4,059,046    110,670   184,900   1,288,617

3) To approve a new subadvisory agreement for the Fund between ZSI and Jennison Associates LLC.

      Affirmative  Against   Abstain
      5,327,160    117,872   198,200

4) To ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the Fund's current fiscal year.

      Affirmative  Against   Abstain
      5,458,780     46,480   137,972

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer

DONALD L. DUNAWAY                 DONALD E. HALL
Trustee                           Vice President

ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President

DONALD R. JONES                   WILLIAM F. TRUSCOTT
Trustee                           Vice President

SHIRLEY D. PETERSON
Trustee                           LINDA J. WONDRACK
                                  Vice President
WILLIAM P. SOMMERS
Trustee




 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             SCUDDER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com

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SVGF - 3 (7/25/01) 13410